Non-Consolidated Variable Interest Entities	6 Months Ended
Jun. 30, 2026
Non-Consolidated Variable Interest Entities [Abstract]
Non-Consolidated Variable Interest Entities

Note 18 — Non-Consolidated Variable Interest Entities

The enterprise with a controlling financial interest in a VIE is known as the primary beneficiary and consolidates the VIE. The Company determines whether it is the primary beneficiary of a VIE by performing an analysis that principally considers: (a) which variable interest holder has the power to direct activities of the VIE that most significantly impact the VIE’s economic performance; (b) which variable interest holder has the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE; (c) the VIE’s purpose and design, including the risks the VIE was designed to create and pass through to its variable interest holders; (d) the VIE’s capital structure; (e) the terms between the VIE and its variable interest holders and other parties involved with the VIE; and (f) related-party relationships. We reassess our evaluation of whether an entity is a VIE when certain reconsideration events occur. We reassess our determination of whether we are the primary beneficiary of a VIE on an ongoing basis based on current facts and circumstances.

Nonconsolidated VIEs

The Company has evaluated its relationship with EMT Asia Co., Ltd. (“EMT Asia”), an entity owned and controlled by the Company’s majority shareholder, under the guidance of ASC 810. As of June 30, 2026, and December 31, 2025, the Company had an unsecured promissory note receivable from EMT Asia. Management determined that EMT Asia is a VIE because it does not have sufficient equity at risk to finance its activities without additional subordinated financial support. The Company further determined that it is not the primary beneficiary of EMT Asia because the Company does not possess the power to direct the activities of EMT Asia that most significantly impact EMT Asia’s economic performance. Such power is held by the sole equity owner of EMT Asia through governance and operational control rights. Accordingly, EMT Asia is not consolidated in the accompanying unaudited condensed consolidated financial statements.

During the three and six months ended June 30, 2026, and the year ended December 31, 2025, EMT Asia incurred certain operating and acquisition-related expenditures on behalf of the Company that were funded through the Shareholder Loan Advances as described in Note 17 — Related Party Transactions. Such amounts were recognized within selling, general and administrative expenses, with corresponding credits recognized within additional paid-in capital in accordance with SAB Topic 5.T.

As of June 30, 2026 and December 31, 2025, the Company had advanced an aggregate of approximately $2.8 million and $1.9 million, respectively, to EMT Asia pursuant to unsecured promissory notes. As discussed in Note 17 — Related Party Transactions, the Company recognized this amount as a contra-equity within additional paid-in capital. Accordingly, the carrying amount of the Company’s interest in EMT Asia recognized in the accompanying condensed consolidated balance sheets was de minimis as of June 30, 2026 and December 31, 2025. The Company’s maximum exposure to loss resulting from its involvement with EMT Asia was approximately $2.8 million and $1.9 million as of June 30, 2026 and December 31, 2025, respectively, representing the cumulative amounts advanced to EMT Asia. The advances to EMT Asia were directed by the Company’s majority shareholder in furtherance of the Company’s business objectives.

As of June 30, 2026, the Company’s general relationship and direct economic exposure with EMT Asia remained unchanged.